UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 East Market Street Suite 650 Akron, Ohio	44305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On February 28, 2025, Babcock & Wilcox Enterprises, Inc. (the “Company”) with certain subsidiaries of the Company as guarantors, the lenders party to the Credit Agreement (as defined below), and Axos Bank (“Axos”), as administrative agent, entered into the Waiver and Fifth Amendment to Credit Agreement (the “Fifth Amendment”), to that certain Credit Agreement dated as of January 18, 2024 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”).

Pursuant to the Fifth Amendment, Axos and the Lenders party to the Credit Agreement modified the Credit Agreement to, among other things, (i) provide a one-time waiver of an event of default related to the Company’s failure to meet applicable requirements related to the minimum funding standard of The Retirement Plan for Employees of Babcock & Wilcox Commercial Operations (the “B&W Pension Plan”) for the plan year ending December 31, 2023 (the “Specified Plan Year”) for which the Company received a corresponding waiver from the Pension Benefit Guaranty Corporation (a wholly owned United States government corporation and agency acting on behalf of the B&W Pension Plan), and (ii) to require the Company to maintain a reserve amount equal to the aggregate contributions required to be made by the Company to the B&W Pension Plan with respect to the Specified Plan Year (the “Required Contributions”) for two plan years; provided that so long as no Default or Event of Default (each as defined in the Credit Agreement) has occurred or is continuing, such reserve shall reduce the Required Contributions in the reserve to an amount equal to one plan year upon a permitted refinancing pursuant to the Credit Agreement.

In addition, in connection with the Fifth Amendment, the Pension Benefit Guaranty Corporation, Axos, and the second lien holder entered into a lien subordination agreement governing, among other things, the subordination of liens, the provision of enforcement rights, and the application of proceeds.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2025, the Board of Directors (the “Board”) of the Company approved amendments to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”), effective immediately, to, among other things:

•	incorporate the universal proxy rules (Rule 14a-19) promulgated by the U.S. Securities and Exchange Commission into the advance notice provisions applicable to director nominations;
•	with respect to proposed business at a meeting of stockholders, including the nomination of directors: (i) provide that the number of nominees a stockholder may nominate for election at a meeting of stockholders may not exceed the number of directors to be elected at such meeting; (ii) clarify that a stockholder’s obligation to update and supplement its notice to the Company of business or director nominations will not limit the Company’s rights, extend any deadlines or allow for any amendment or update of any previously-submitted proposal or any new proposal; (iii) require that all notices, documents or other information required to be delivered pursuant to the advance notice provisions be delivered in writing to the Company’s principal executive offices; (iv) provide that any person nominated by a stockholder for election as a director may be required to submit to interviews with members of the Board or any committee thereof; and (v) require a stockholder proposing to nominate for election a director provide the principal occupation or employment for each of the last five years, the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any Derivate Instrument (as defined in the Bylaws) held or beneficially held by the nominee and a written statement executed by the nominee acknowledging that as a director the nominee will owe a fiduciary duty to the Company;

•	require any stockholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, which shall be reserved for the exclusive use of the Board;
•	address procedural matters in light of recent amendments to the Delaware General Corporation Law (“DGCL”), including revisions relating to adjournment procedures for meetings of stockholders;
•	provide that irrevocable proxies shall be governed by the provisions of Section 212 of the DGCL and authorizations of a person to act as a proxy shall be in accordance with Section 116 of the DGCL;
•	adopt an exclusive forum provision designating (a) the Court of Chancery of the State of Delaware (or, if such Court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware) for derivative actions, claims asserting breaches of fiduciary duties or arising pursuant to any provision of the DGCL or the Company’s Certificate of Incorporation or the Bylaws, or any action or proceeding asserting a claim governed by the internal affairs doctrine and (b) the U.S. federal district courts as the exclusive forum for all claims arising under the Securities Act of 1933, as amended;
•	clarify the right of the Board to postpone, reschedule or cancel any previously scheduled annual or special meeting of stockholders; and
•	make various other technical, conforming, and clarifying changes.

The Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 3.1	Amended and Restated Bylaws of Babcock & Wilcox Enterprises, Inc.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

March 5, 2025	By:	/s/ Cameron Frymyer
Cameron Frymyer
Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Duly Authorized Representative)